SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ x ]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                              XYBERNAUT CORPORATION
                              ---------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1)      Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                              XYBERNAUT CORPORATION
                             12701 Fair Lakes Circle
                             Fairfax, Virginia 22033
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be held Tuesday, June 18, 2002
                                 ---------------

         NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Meeting") of XYBERNAUT CORPORATION, a Delaware corporation (the "Company"), will be held at the Waterford at Fair Oaks, 12025 Lee Jackson Memorial Highway, Fairfax, Virginia 22033, on Tuesday, June 18, 2002, at 9:30 A.M., to consider and act upon the following:

     1. the election of four (4) persons named in the accompanying Proxy Statement to serve as Class II directors of the Company for a term of three years and until their successors are duly elected and qualified;

     2. the approval of the Company's 2002 Stock Incentive Plan, which provides for up to 3,000,000 shares of the Common Stock to be issued to key employees, consultants and directors of the Company, as more fully set forth in the accompanying Proxy Statement;

     3. the ratification of the appointment of Grant Thornton LLP as the Company's independent accountants for the fiscal year ending December 31, 2002; and

     4. to consider and transact such other business as may properly come before the Meeting or any adjournment thereof.

         A Proxy Statement, form of proxy and the Annual Report to Stockholders of the Company for the fiscal year ended December 31, 2001 are enclosed herewith. Only holders of record of Common Stock, $0.01 par value, of the Company at the close of business on May 3, 2002 are entitled to receive notice of and to attend the Meeting and any adjournments thereof. At least 10 days prior to the Meeting, a complete list of the stockholders entitled to vote will be available for inspection by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at the offices of the Company. If you do not expect to be present at the Meeting, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope. If you received a proxy card with a web site address and voting codes, you may choose to vote on the Internet at the web site indicated (for example, http://www.proxyvote.com) or telephonically. If you vote by telephone or the Internet, you do not need to return the proxy card. In the event you attend the Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.

                                              By Order of the Board of Directors


                                              Martin Eric Weisberg
                                              Secretary

Dated: May ___, 2002



                                    IMPORTANT
The return of your signed Proxy as promptly as possible will greatly facilitate arrangements for the Meeting. No postage is required if the Proxy is returned in the envelope enclosed for your convenience and mailed in the United States. If you received a proxy card with a web site address and voting codes, we urge you to vote on the Internet at the web site indicated (for example, http://www.proxyvote.com) or telephonically to ensure that your vote is recorded without mail delays. If you vote by telephone or the Internet you do not need to return the proxy card.

                              XYBERNAUT CORPORATION
                             12701 Fair Lakes Circle
                             Fairfax, Virginia 22033
                    ----------------------------------------

                                 Proxy Statement
                         Annual Meeting of Stockholders
                                  June 18, 2002
                    ----------------------------------------


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Xybernaut Corporation, a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Waterford at Fair Oaks, 12025 Lee Jackson Memorial Highway, Fairfax, Virginia 22033 on June 18, 2002 at 9:30 A.M., local time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

         The principal executive offices of the Company are located at 12701 Fair Lakes Circle, Fairfax, Virginia 22033. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is May 15, 2002.

         A Proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted in favor of the proposals and in accordance with the judgment of the person or persons voting the Proxy on any other matter that may be brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy. The cost of soliciting proxies will be borne by the Company. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the Company, or anyone acting on their behalf, by mail, telephone, telegram or personal interview.

                                VOTING SECURITIES

         Stockholders of record as of the close of business on May 3, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date, there were 65,881,013 outstanding shares of common stock, $0.01 par value per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

         Proxies submitted that are voted to abstain with respect to any matter will be considered cast with respect to that matter. Proxies subject to broker non-votes with respect to any matter will not be considered cast with respect to that matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of April 30, 2002, certain information regarding the ownership of voting securities of the Company by each stockholder known to the management of the Company to be (i) the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) the directors during the last fiscal year and nominees for director of the Company,
(iii) the executive officers named in the Summary Compensation Table herein under "Executive Compensation" and (iv) all executive officers and directors as a group. The Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares.

                                         Amount of Shares             Percentage
  Name                                  Beneficially Owned               Owned
  ----                                  ------------------               -----

  M. Dewayne Adams                            26,666           (1)         *
  12701 Fair Lakes Circle
  Fairfax, Virginia 22033

  Eugene J. Amobi                             570,000          (2)         *
  12701 Fair Lakes Circle
  Fairfax, Virginia 22033

  James S. Gilmore III, Esq.                     0                         *
  12701 Fair Lakes Circle
  Fairfax, Virginia 22033

  Keith P. Hicks, Esq.                        324,573          (3)         *
  4121 Roberts Road
  Fairfax, Virginia 22032

  John F. Moynahan                            382,898          (4)         *
  12701 Fair Lakes Circle
  Fairfax, Virginia 22033

  Edward G. Newman                           3,056,437         (5)       4.6%
  12701 Fair Lakes Circle
  Fairfax, Virginia 22033

  Steven A. Newman, M.D.                     1,593,115         (6)       2.4%
  12701 Fair Lakes Circle
  Fairfax, Virginia 22033

                                         Amount of Shares             Percentage
  Name                                  Beneficially Owned               Owned
  ----                                  ------------------               -----

  Phillip E. Pearce                           115,000          (7)         *
  12701 Fair Lakes Circle
  Fairfax, Virginia 22033


  James J. Ralabate, Esq                      243,726          (8)         *
  5792 Main Street
  Williamsville, New York 14221

  Jacques Rebibo                              240,000          (9)         *
  12701 Fair Lakes Circle
  Fairfax, Virginia 22033

  Lt. Gen. Harry E. Soyster (Ret.)            159,364          (10)        *
  12701 Fair Lakes Circle
  Fairfax, Virginia 22033

  Kazuyuki Toyosato                           120,000          (11)        *
  12701 Fair Lakes Circle
  Fairfax, Virginia 22033

  Dr. Edwin Vogt                              155,000          (12)        *
  12701 Fair Lakes Circle
  Fairfax, Virginia 22033

  Martin Eric Weisberg, Esq.                  157,000          (13)        *
  405 Lexington Avenue
  New York, New York 10174

  All officers and directors as a group
  14 persons)                                7,143,779         (14)      10.3%
----------

 *  Less than 1%

(1) Includes 26,666 shares of Common Stock issuable upon exercise of currently exercisable options.

(2) Includes 280,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(3) Includes 90,000 shares of Common Stock issuable upon exercise of currently exercisable options.


(4) Includes 332,898 shares of Common Stock issuable upon exercise of currently exercisable options and 50,000 shares of Common Stock issuable upon exercise of stock options exercisable within sixty days of April 30, 2002.

(5) Includes (a) 707,049 shares of Common Stock issuable upon exercise of currently exercisable options, (b) 200,000 shares beneficially owned by an irrevocable trust established by Mr. Newman for the benefit of his children, (c) 250,000 shares pledged as collateral pursuant to a pledge agreement between Mr. Newman and the Company, (d) 1,765 shares beneficially owned by Mr. Newman and his wife, Frances C. Newman, as joint tenants and (e) 9,000 shares owned by an irrevocable trust established by Dr. Steven A. Newman for which Mr. Newman is trustee. Does not include (a) 761,950 shares of Common Stock beneficially owned by Mr. Newman's wife, Frances C. Newman, (b) 28,900 shares beneficially owned by an irrevocable trust established by Mr. Newman for the benefit of his sister and (c) 28,900 shares beneficially owned by an irrevocable trust established by Mr. Newman for the benefit of his mother. Mr. Newman disclaims beneficial ownership of all such shares.

(6) Includes (a) 1,102,134 shares of Common Stock issuable upon exercise of currently exercisable options, (b) 100,000 shares beneficially owned by an irrevocable trust established by Dr. Newman for the benefit of his children, for which shares Dr. Newman disclaims beneficial ownership, and (c) 32,000 shares owned by an irrevocable trust established by Edward G. Newman for which Dr. Newman is trustee.

(7) Includes 115,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(8) Includes 185,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(9) Includes 115,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(10) Includes 140,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(11) Includes 120,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(12) Includes 135,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(13) Includes (a) 130,000 shares of Common Stock issuable upon exercise of currently exercisable options, (b) 18,000 shares beneficially owned by Mr. Weisberg's children and (c) 9,000 shares beneficially owned by Mr. Weisberg's wife. Mr. Weisberg disclaims beneficial ownership of all shares owned by his wife and children.

(14) Includes 3,478,747 shares of Common Stock issuable to the group upon exercise of currently exercisable options and 50,000 shares of Common Stock issuable to the group upon exercise of stock options exercisable within sixty days of April 30, 2002.

                       ACTIONS TO BE TAKEN AT THE MEETING
                     --------------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS
                     --------------------------------------

         Unless otherwise indicated, the shares represented by all proxies received by the Board of Directors will be voted at the Meeting in accordance with their terms and, in the absence of contrary instructions, for the election of Eugene J. Amobi, Philip E. Pearce, Lt. Gen. Harry E. Soyster (Ret.) and Dr. Edwin Vogt as Class II directors to serve for a term of three years and/or until their successors are elected or appointed and qualified.

         All of the nominees were elected directors at the 1999 Annual Meeting of Stockholders. The term of the current Class II directors expires at the Meeting.

         The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election at the date of the Meeting. In the event that a vacancy among the original nominees occurs prior to the Meeting, the Proxies will be voted for a substitute nominee or nominees named by the Board of Directors and for the remaining nominees. Directors are elected by a plurality of the votes cast.

         The following table sets forth information about each director and nominee for director of the Company.


                                                                         Year First
                                                                         Elected or
      Name                                             Age     Class     Appointed               Position
      ----                                             ---     -----     ---------               --------

      Keith P. Hicks, Esq. (1)                         79        I           1994      Director

      Kazuyuki Toyosato                                55        I           1998      Executive Vice President and
                                                                                       Director

      Martin Eric Weisberg, Esq. (1)(2)(3)             51        I           1997      Secretary and Director

      Eugene J. Amobi                                  58       II           1996      Vice President and Director

      Phillip E. Pearce (1)(3)                         73       II           1995      Director

      Lt. Gen. Harry E. Soyster (Ret.)                 67       II           1995      Director
      (1)(2)(3)

      Dr. Edwin Vogt                                   69       II           1998      Senior Vice President and
                                                                                       Director
      James S. Gilmore III, Esq.                       52       III          2002      Director

      Edward G. Newman                                 58       III          1990      President, Chief Executive
                                                                                       Officer and Chairman of the
                                                                                       Board of Directors


                                                                         Year First
                                                                         Elected or
      Name                                             Age     Class     Appointed               Position
      ----                                             ---     -----     ---------               --------

      Steven A. Newman, M.D. (2)(3)                    56       III          1995      Executive Vice President and
                                                                                       Vice Chairman of the Board of
                                                                                       Directors

      James J. Ralabate, Esq.                          74       III          1995      Director

(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.
(3)  Member of the Nominating Committee.

     The four directors nominated for Class II will serve for a three-year term expiring in 2005, the three directors currently serving as Class I are serving a three-year term expiring in 2004 and the four directors currently serving as Class III are serving for a three-year term expiring in 2003, and in each case until their successors shall be duly elected and qualified.

     At each Annual Meeting of Stockholders subsequent to the Meeting, one class of directors will be elected to succeed those directors in the class whose terms then expire, for terms expiring at the third succeeding Annual Meeting of Stockholders.

DIRECTOR NOMINEES

     Eugene J. Amobi, P.E. has been a Vice President of the Company since January 2000 and a director of the Company since January 1996. Since 1983, Mr. Amobi has been President, a director and a principal stockholder of Tech
International, Inc. ("Tech International"), which provides engineering, technical support and consulting services to government and domestic and international clients. Mr. Amobi has been president and director of Tech International of Virginia Inc. ("Tech Virginia"), our wholly-owned subsidiary, since its spin-off from Tech International. Mr. Amobi also has been president of Tech Consultants Inc. since 1988. Prior to 1983, Mr. Amobi was a Senior Engineer with E.I. DuPont de Nemours and a Managing Director of Stanley Consultants, an international engineering consulting firm. Mr. Amobi is a graduate of The Technion, Israel Institute of Technology (B.S. 1969), Princeton University (M.S.
1970) and Syracuse University (M.B.A. 1973).

     Phillip E. Pearce has been a director of the Company since October 1995. Mr. Pearce has been an independent business consultant with Phil E. Pearce & Associates, Chairman and Director of Financial Express Corporation since 1990 and since 1988 has been a principal of Pearce-Henry Capital Corp. Prior to 1988, Mr. Pearce was Senior Vice President and a director of E.F. Hutton, Chairman of the Board of Governors of the National Association of Securities Dealers, a Governor of the New York Stock Exchange and a member of the Advisory Council to the United States Securities and Exchange Commission on the Institutional Study of the Stock Markets. Mr. Pearce also is a director of RX Medical Services, Inc., an operator of medical diagnostic facilities and clinical laboratories, InfoPower International, Inc., a software development company, StarBase Corporation, a software development company and Mustang

Software, Inc., a software and services company. Mr. Pearce is a graduate of the University of South Carolina (B.A. 1953) and attended the Wharton School of Investment Banking at the University of Pennsylvania.

     Lt. Gen. Harry E. Soyster (Ret.) has been a director of the Company since January 1995. From 1991 to present he has been employed by Military Professional Resources, Incorporated currently as Director of Washington Operations and Vice President of International Operations. From 1988 until his retirement in 1991, Lieutenant General Soyster (Ret.) was the Director of the United States Defense Intelligence Agency. Prior to that time, he was Commander of the United States Army Intelligence and Security Command and a Deputy Assistant Chief of Staff for Intelligence, Department of the Army. Lieutenant General Soyster (Ret.) is a graduate of the United States Military Academy at West Point (B.S. 1957), Penn State University (M.S. 1963), the University of Southern California (M.S. 1973) and the National War College (1977).

     Dr. Edwin Vogt has been a director of the Company since September 28, 1998 and joined the Company in December 1998 as a Senior Vice President. Prior to this date, Dr. Vogt served as a consultant to the Company since 1996. In early 1996, he was appointed Director for the SBS association (Softwarezentrum Boblingen / Sindelfingen e.V.) and directed the growth of this center to 39 member companies with over 200 experts, predominantly working in high-growth areas such as Internet, Workflow, Process Automation and Multimedia. Dr. Vogt joined IBM in 1961 as Development Programmer and worked in the fields of hardware development, holding 28 patents, as well as software development. As manager, he was responsible for hardware projects (IBM /360, /370, 433x) as well as various software projects (voice recognition products) before being appointed Director as manager of several Hardware and Software Product Development Laboratories. As IBM Software Group Executive, Dr. Vogt held the worldwide responsibility for the development and marketing of IBM Workflow products and Reengineering tools until retiring from IBM at the end of 1995. Dr. Vogt is a graduate of the University of Stuttgart with an M.S. in Electrical Engineering and Mathematics and a Ph.D. in Theoretical Electrical Engineering.


                 The Board Recommends a Vote "FOR" the Election
             of each of Eugene J. Amobi, Phillip E. Pearce, Lt. Gen.
                   Harry E. Soyster (Ret.) and Dr. Edwin Vogt


CURRENT CLASS I DIRECTORS

     Keith P. Hicks, Esq. has been a director since July 1994 and is currently a principal in C&H Properties and the owner of Hicks Bonding Co., Hicks
Auctioneering Co. and Hicks Cattle Company. Mr. Hicks is a graduate of the University of Denver (B.A. 1954) and LaSalle University School of Law (L.L.B.
1969).

     Kazuyuki Toyosato has been a director since 1998 and joined the Company in October of 1996 as Executive Vice President of Asian Operations. Mr. Toyosato is responsible for overseeing a key segment of the Company's operations in Asia. Prior to joining the Company, Mr. Toyosato spent 27 years with Sony Corporation in Japan where his last position was the

Vice President of Sony USA. He previously helped manage the Sony Walkman product line and Lithium battery business, and managed Sony's 8mm video camcorder and peripherals product line.

     Martin Eric Weisberg, Esq., who has been a director since 1997 and has served as Secretary of the Company since that time, is a partner of the law firm, Jenkens & Gilchrist Parker Chapin LLP, which serves as outside general counsel to the Company. Mr. Weisberg specializes in the areas of securities, mergers and acquisitions, financing and international transactions and has been in the private practice of law for 25 years. Mr. Weisberg is a summa cum laude graduate of Union College (B.A. 1972) and received his law degree from The Northwestern University School of Law (1975), where he graduated summa cum laude, was Articles Editor of the Law Review and was elected to the Order of the Coif. Mr. Weisberg also attended The London School of Economics and Political Science. In addition, Mr. Weisberg serves as a director of Tremor Entertainment Inc., a Nevada corporation.

CURRENT CLASS III DIRECTORS

     James S. Gilmore III, Esq. currently chairs the Congressional Advisory Panel to Assess Domestic Response Capabilities for Terrorism Involving Weapons of Mass Destruction, a national panel established by Congress in 1999 to assess federal, state, and local governments' capability to respond to the consequences of a terrorist attack. Mr. Gilmore served as the governor for the Commonwealth of Virginia from 1998 to 2002 and as the attorney general from 1993 to 1997. During his tenure as governor, he created the nation's first secretariat of technology, established a statewide technology commission, and signed into law the nation's first comprehensive state Internet policy. Mr. Gilmore is a graduate of the University of Virginia (B.A. 1971) and the University of Virginia Law School (J.D. 1977).

     Edward G. Newman has been the Company's President since March 1993, Chief Executive Officer and Chairman of the Board of Directors since December 1994 and a director since 1990. Mr. Newman served as our Treasurer from 1993 to 1994. From 1984 to 1992, Mr. Newman was President of ElectroTech International Corporation, a software consulting firm. From 1973 to 1981, Mr. Newman was employed by Xerox Corporation in several management positions in office systems strategy, legal systems and international financial systems. Mr. Newman served with the Central Intelligence Agency from 1966 to 1972. Mr. Newman also has been an Executive Vice President of Tech International since 1990 and a director and Chief Executive Officer of Tech Virginia since 1994. See "Certain Relationships and Related Transactions." Mr. Newman is a graduate of the University of Maryland (B.A. 1971) and the University of New Haven (M.B.A. 1984). Mr. Newman is the brother of Steven A. Newman, M.D., an Executive Vice President and director of the Company.

     Steven A. Newman, M.D. has been an Executive Vice President of the Company since January 2000, a director of the Company since January 1995, and the Vice Chairman of the Board of Directors since August 1997. See "Business - Employees and Consultants." Dr. Newman was the Executive Vice President and Secretary from December 1994 through October 1995 and a consultant of the Company between January 1996 and December 1999. Dr. Newman was President and Chief Executive Officer of Fed American, Inc., a mortgage banking firm, from 1988 to 1991. Dr. Newman has been a director of Tech Virginia since 1994. See "Certain

Relationships and Related Transactions." Dr. Newman is a graduate of Brooklyn College (B.A. 1967) and the University of Rochester (M.D. 1972). Dr. Newman is the brother of Edward G. Newman, our President, Chief Executive Officer and Chairman of the Board of Directors.

     James J. Ralabate, Esq. has been a director of the Company since January 1995 and served as our Secretary until August 1997. Mr. Ralabate has been in the private practice of patent law since 1982. Prior to that time, Mr. Ralabate was General Patent Counsel for Xerox Corporation, responsible for worldwide patent licensing and litigation, and an Examiner in the United States Patent Office. Mr. Ralabate is our intellectual property counsel and is a graduate of Canisius College (B.S. 1950) and The American University (J.D. 1959).

COMPENSATION OF DIRECTORS

     The Company currently does not pay or accrue salaries or consulting fees to outside directors for each board or committee meeting attended. While it is the Company's intention to establish such payments eventually, it does not have any current plans to do so. Any payments when implemented will be comparable to those made by companies of similar size and stage. Directors receive a grant of options for 50,000 shares of Common Stock upon election and reelection to the Board of Directors and are entitled for each full year of service (other than the year of election or reelection), commencing with those directors who were elected at the 1997 Annual Meeting, to receive a grant of options to purchase 10,000 shares of Common Stock which vests at the end of such year of service. Members of the Audit, Compensation and Nominating Committees are entitled to receive $1,000 for each Audit, Compensation or Nominating Committee meeting attended by such member. The Company also has adopted the 1996 Omnibus Stock Incentive Plan, the 1997 Stock Incentive Plan, the 1999 Stock Incentive Plan and the 2000 Stock Incentive Plan in which directors are eligible to participate. See "Executive Compensation - Compensation Plans."

CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Board of Directors is responsible for the management of the Company. During the fiscal year ended December 31, 2001, the Board of Directors of the Company held four (4) meetings. All of the directors attended all meetings of the Board except that each of Dr. Edwin Vogt, Kazuyuki Toyosato and James J. Ralabate, Esq. did not attend one (1) meeting. The Board has established Audit, Compensation and Nominating Committees.

     The Audit Committee's functions are to serve as an independent and objective monitor of the Company's financial reporting process and internal control system, to review and appraise the audit efforts of the Company's independent auditors, and to provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Directors. The Audit Committee currently consists of Keith P. Hicks, Esq., Martin Eric Weisberg, Esq., Lt. Gen. Harry E. Soyster (Ret.) and Phillip E. Pearce. During the fiscal year ended December 31, 2001, the Audit Committee met one (1) time and from time to time had informal discussions. The Company has adopted an Audit Committee Charter pursuant to Nasdaq requirements for independent audit committees.

     The function of the Compensation Committee is to review and recommend to the Board of Directors the appropriate compensation of executive officers of the Company and to administer the 1996 Omnibus Stock Incentive Plan, the 1997 Stock Incentive Plan, the 1999 Stock Incentive Plan and the 2000 Stock Incentive Plan. The Compensation Committee currently consists of Dr. Steven A. Newman, Lt. Gen. Harry E. Soyster (Ret.) and Martin Eric Weisberg, Esq. The Compensation Committee met one (1) time during the fiscal year ended December 31, 2001.

     The function of the Nominating Committee is to select and recommend to the Board of Directors appropriate candidates for election to the Company's Board of Directors. The Nominating Committee currently consists of Dr. Steven A. Newman, Lt. Gen. Harry E. Soyster (Ret.), Phillip E. Pearce and Martin Eric Weisberg, Esq.

                          REPORT OF THE AUDIT COMMITTEE

     Grant Thornton LLP ("Grant Thornton") served as the Company's independent public accountant for the year ended December 31, 2001. A representative of Grant Thornton will be available to respond to appropriate questions during the Annual Meeting.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent public accountant is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In this context, the Audit Committee of the Board of Directors has reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2001 with management. Management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles.

     The Audit Committee has discussed the consolidated financial statements with Grant Thornton, and the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees) relating to the conduct of the audit. The Audit Committee has also received written disclosures and a letter from Grant Thornton regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has discussed with Grant Thornton the independence of that firm and has considered the compatibility of non-audit services with the independence of Grant Thornton.

     Based upon the above materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001. The foregoing report was provided by the following directors, who constitute the Audit Committee:

                                         Keith P. Hicks, Esq.
                                         Martin Eric Weisberg, Esq.
                                         Lt. Gen. Harry E. Soyster (Ret.)
                                         Philip E. Pearce

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on the Company's review of the copies of such reports by it, the Company believes that during fiscal 2001 all such filings were made, except that Eugene
J. Amobi filed an Annual Statement of Beneficial Ownership on Form 5.

                             EXECUTIVE COMPENSATION

           Summary Compensation Table. The following sets forth the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 2001, 2000 and 1999 paid to the Company's Chief Executive Officer ("CEO") and the registrant's four most highly compensated executive officers other than the CEO who were serving as executive officers at the end of the last completed fiscal year.


                                                            SUMMARY COMPENSATION TABLE

                                                                                                   Long Term
                                                                                                 Compensation
                                                                                                 ------------
                                                                                                    Awards
                                                                                                 ------------
Name and Principal Position                                 Annual Compensation                  Common Stock
                                              ------------------------------------------------    Underlying
                                                Year           Salary                Bonus          Options         All Other
                                              --------     -----------------      ------------   ------------    ----------------


Edward G. Newman                              2001          $ 275,440 (1)       $        0           240,384     $   89,825 (3)
     Chief Executive Officer, President and   2000          $ 263,476 (1)       $   50,000 (2)        50,000     $   76,211 (3)
     Chairman of the Board of Directors       1999          $ 223,294 (1)       $        0           441,665     $   35,400 (3)

Dr. Steven A. Newman
     Executive Vice President                 2001          $ 248,907 (4)       $       0            540,384     $   82,064 (6)
     and Vice Chairman of the                 2000          $ 240,351 (4)       $ 150,000 (5)         50,000     $   22,122 (6)
     Board of Directors                       1999          $  13,476 (4)       $       0            441,750     $  176,550 (6)

John F. Moynahan                              2001          $ 180,880           $       0             45,070     $   44,136 (3)
     Senior Vice President, Chief Financial   2000          $ 170,000           $  25,000 (2)              0     $   39,875 (3)
     Officer and Treasurer                    1999          $  82,288 (7)       $       0            331,741     $   16,500 (3)

Jacques Rebibo                                2001          $ 116,667 (8)       $       0            300,000     $   55,973(10)
     Executive Vice President                 2000          $  99,000 (8)       $       0                  0     $   14,060(10)
                                              1999          $  99,234 (8)       $  33,165 (9)              0     $      250(10)

M. Dewayne Adams                              2001          $ 169,792           $       0                  0     $    4,207 (3)
     Vice President                           2000          $  47,822(11)       $       0             50,000     $        0
                                              1999          $       0           $       0                  0     $        0


------------------

(1)    Includes $10,107, $13,476 and $13,476 paid by Tech Virginia in 2001, 2000 and 1999, respectively. Compensation does not include $88,136, $58,400 and $53,732 paid to Frances C. Newman, wife of Edward G. Newman in 2001, 2000 and 1999, respectively.

(2) Represents payment of a signing bonus as an incentive for the executive to enter into his employment agreement.

(3) Includes payment of (i) non-accountable expense and transportation allowances, (ii) unused vacation payouts and/or (iii) other miscellaneous compensation.

(4) Includes compensation related to services performed as an Executive Vice President of the Company since January 1, 2000 and $10,107, $13,476 and $13,476 paid by Tech Virginia in 2001, 2000 and 1999, respectively.

(5) Represents payment of a $50,000 signing bonus as an incentive for the executive to enter into his employment agreement and a $100,000 annual bonus for services performed during 2000.

(6) Includes payment of (i) consulting fees related to services performed as a consultant to the Company prior to January 1, 2000, (ii) non-accountable expense and transportation allowances, (iii) unused vacation payouts and/or (iv) other miscellaneous compensation.

(7) Mr. Moynahan resigned from his positions with the Company effective June 3, 1998 and resumed these positions effective May 10, 1999.

(8) Includes compensation related to services performed as an Executive Officer of the Company or Xybernaut Solutions, Inc., a wholly-owned subsidiary, from January 1999 through September 2000 and from April 2001 through December 2001.

(9) Represents bonus payments based on the operating results of Xybernaut Solutions, Inc.

(10) Includes payment of (i) consulting fees related to services performed as a consultant to the Company from September 2000 through April 2001, (ii) non-accountable expense and transportation allowances and (iii) other miscellaneous compensation.

(11)   Mr. Adams joined the Company in July 2000.

     Option Grants Table. The following table sets forth information on grants of stock options during fiscal 2001 to executive officers and directors of the Company. All such options are exercisable to purchase shares of Common Stock.


                                          Options       Percent of Total
                                          Granted      Options Granted to   Exercise or Base
                                         (Shares)      Employees in Year     Price ($/Share)     Expiration Date
                                         --------      ------------------   ----------------     ---------------

M. Dewayne Adams                                0                -                -              -
Eugene J. Amobi                                 0                -                -              -
James S. Gilmore III, Esq.                      0                -                -              -
Keith P. Hicks, Esq.                            0                -                -              -
John F. Moynahan                           45,070          1.6850%                $2.2300        December 31, 2011
Edward G. Newman                          240,384          8.9869%                $2.2300        December 31, 2011
Steven A. Newman, M.D.                    300,000         11.2157%                $2.2300        April 24, 2011
                                          240,384          8.9869%                $2.2300        December 31, 2011
Phillip E. Pearce                               0                -                -              -
James J. Ralabate, Esq.                    25,000          0.9346%                $2.2300        April 24, 2011
Jacques Rebibo                            210,000          7.8510%                $2.0700        April 16, 2011
                                           90,000          3.3647%                $4.3800        September 15, 2005
Lt. Gen Harry E. Soyster (Ret.)                 0                -                -              -
Kazuyuki Toyosato                               0                -                -              -
Dr. Edwin Vogt                                  0                -                -              -
Martin Eric Weisberg, Esq.                 25,000          0.9346%                $2.2300        April 24, 2011



Fiscal Year-End Options/Option Values Table.


                                        Number of Securities Underlying             Value of Unexercised In-The-Money
                                        Unexercised Options at Fiscal                 Options at Fiscal Year-End ($)
                                                   Year End
                                     Exercisable        Unexercisable               Exercisable      Unexercisable
                                     --------------------------------------      ---------------------------------------


M. Dewayne Adams                             26,666                 23,334            $  -           $      -
Eugene J. Amobi                             280,000                110,000           $49,050         $      -
James S. Gilmore III, Esq.                        -                      -            $  -           $      -
Keith P. Hicks, Esq.                         90,000                      -            $8,175         $      -
John F. Moynahan                            332,898                 50,000            $25,805        $      -
Edward G. Newman,                           707,049                      -           $362,557        $      -
Steven A. Newman, M.D.                    1,102,134                      -           $409,783        $      -
Phillip E. Pearce                           115,000                      -            $8,175         $      -
James J. Ralabate, Esq.                     185,000                      -           $60,975         $      -
Jacques Rebibo                              115,000                185,000           $21,700         $ 43,400
Lt. Gen Harry E. Soyster (Ret.)             140,000                      -            $8,175         $      -
Kazuyuki Toyosato                           120,000                 60,000            $8,175         $      -
Dr. Edwin Vogt                              135,000                 60,000           $28,613         $      -
Martin Eric Weisberg, Esq.                  130,000                      -           $66,988         $      -


     The Company has no retirement, pension or profit sharing program for the benefit of its directors, officers or other employees, but the Board of Directors may recommend one or more such programs for adoption in the future.

EMPLOYMENT AGREEMENTS

     Edward G. Newman is employed with the Company pursuant to a three-year employment agreement expiring on December 31, 2002. This agreement calls for an initial base salary of $250,000 with annual increases at the United States Consumer Price Index ("CPI") percentage plus three percent, subject to a ceiling of 10%; an annual bonus, payable at the discretion of the Board of Directors in cash, shares of Common Stock, options to purchase shares of Common Stock, stock appreciation rights or any combination thereof, in an amount to be determined by the Board of Directors; a $2 million life insurance policy payable to his designated beneficiaries; and an annual grant of stock options in an amount equal to the greater of (i) 1.5% of the "Revenue Goal" where "Revenue Goal" is equal to 85% of the Company's revenue goal for each fiscal year during the term of employment, if the Revenue Goal is attained, and (ii) 2% of the increase, if any, in the market capitalization, based on the average of the number of shares outstanding and the closing prices of the Common Stock for the 30 days ended December 31 of the applicable year compared to the comparable 30 day period in the prior year, from January 1 to December 31 of the applicable fiscal year ("Performance Options"), with a limit on such grant of the greater of 500,000 shares or 1.5% of the then-outstanding shares of Common Stock in any given fiscal year during the term of the employment agreement. The Performance Options are exercisable at a price equal to the average of the closing price of the Common Stock for 30 days prior to the end of the applicable fiscal year. As an incentive to enter into this agreement, Mr. Newman received an initial payment of $50,000. In the event of a change of control or Mr. Newman terminating his employment for good cause, Mr. Newman is entitled to a severance payment of the greater of two years or the remaining term of this agreement and the Performance Options for the year of termination and the following year. This agreement provides Mr. Newman with benefits which the Company may provide to its executive officers, including health care insurance, automobile allowance and vacation.

     Dr. Steven A. Newman is employed with the Company pursuant to a three-year employment agreement expiring on December 31, 2002. This agreement calls for an initial base salary of $225,000 with annual increases at the CPI percentage plus three percent, subject to a ceiling of 10%; an annual bonus, payable at the discretion of the Board of Directors in cash, shares of Common Stock, options to purchase shares of Common Stock, stock appreciation rights or any combination thereof, in an amount to be determined by the Board of Directors, with a minimum bonus of $100,000 set for 2000; a $2 million life insurance policy payable to his designated beneficiaries; and an annual grant of Performance Options, if applicable, with an exercise price equal to the average of the closing price of the Common Stock for 30 days prior to the end of the applicable fiscal year, with a limit on such grant of the greater of 500,000 shares or 1.5% of the then-outstanding shares of Common Stock in any given year. As an incentive to enter into this agreement, Dr. Newman received an initial payment of $50,000. In the event of a change of control or Dr. Newman terminating his employment for good cause, Dr. Newman is entitled to a severance payment of the greater of two years or the remaining term of this agreement, and the Performance Options for the year after termination and the following year. This agreement provides Dr. Newman with benefits which the Company may provide to its executive officers, including health care insurance, automobile allowance and vacation.

     John F. Moynahan is employed with the Company pursuant to a three-year employment agreement expiring on December 31, 2002. This agreement calls for an initial base salary of

$170,000 with annual increases at the CPI percentage plus three percent subject to a ceiling of 10%; an annual cash bonus to be determined by the Board of Directors; a $750,000 life insurance policy payable to his designated beneficiaries; and an annual grant of stock options to be determined by increases in revenues or market capitalization over the prior year, at the price in effect at the time such grant is made, with a limit on such grant of the greater of 100,000 shares or 0.33% of the then-outstanding stock in any given year. As an incentive to enter into this agreement, Mr. Moynahan received an initial payment of $25,000. In the event of a change of control or Mr. Moynahan terminating his employment for good cause, Mr. Moynahan is entitled to a severance payment of the greater of two years or the remaining term of this agreement, the Performance Options for the year after termination and the following year, and immediate vesting of options. This agreement provides Mr. Moynahan with benefits which the Company may provide to its executive officers, including health care insurance, automobile allowance and vacation.

     Kazuyuki Toyosato is employed pursuant to a two-year employment agreement expiring on September 21, 2003. Pursuant to this agreement, Mr. Toyosato receives an annual base salary of $190,000 and is eligible to receive bonuses of $40,000 to $60,000 annually, contingent upon completion of performance objectives.

     Dr. Edwin Vogt is employed pursuant to a five-year employment agreement expiring on December 31, 2004. Pursuant to this agreement, Dr. Vogt receives an annual base salary of $150,000, which can be adjusted annually at the discretion of management.

     Eugene J. Amobi is employed pursuant to a three-year employment agreement expiring on December 31, 2002. This agreement provides for an annual base salary of $140,000 and an annual discretionary bonus to be determined by the Company for each full year of employment with the Company based upon the performance of Mr. Amobi during such year as well as the Company's overall performance during such year. As an incentive to enter into this agreement, Mr. Amobi was granted the right to purchase 150,000 shares of Common Stock, which right will vest over a period of three years in increments of 50,000 shares per year on December 31 of each year beginning December 31, 2000 through December 31, 2002. Any unvested option granted to Mr. Amobi pursuant to this employment agreement will fully vest upon a change of control or upon the termination of the employment agreement by Mr. Amobi for good reason. This agreement provides Mr. Amobi with benefits which the Company may provide to its executive officers, including health care insurance, automobile allowance and vacation.

COMPENSATION PLANS

     The Company has currently in effect the following compensation plans: the 1996 Omnibus Stock Incentive Plan (the "1996 Incentive Plan"); the 1997 Stock Incentive Plan (the "1997 Incentive Plan"); the 1999 Stock Incentive Plan (the "1999 Incentive Plan"); and the 2000 Stock Incentive Plan (the "2000 Incentive Plan", and, together with the 1996 Incentive Plan, the 1997 Incentive Plan and the 1999 Incentive Plan, the "Incentive Plans"). The Incentive Plans provide for the granting of incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options, stock appreciation rights ("SARs") and grants of shares of Common Stock subject to certain restrictions ("Restricted Stock") to officers, directors, employees and others. The

Incentive Stock Options, nonqualified stock options, SARs and Restricted Stock shall be collectively referred to herein as the "Awards." Incentive Stock Options can be awarded only to employees of the Company at the time of the grant.

     The Incentive Plans are administered by the Compensation Committee of the Board of Directors (subject to the authority of the full Board of Directors), which determines the terms and conditions of the Awards granted under the Incentive Plans, including the exercise price, number of shares subject to the option and the exercisability thereof. Dr. Steven A. Newman, Lt. Gen. Harry E. Soyster (Ret.) and Martin Eric Weisberg, Esq. currently are the members of the Compensation Committee.

     The exercise price of all Incentive Stock Options granted under the Incentive Plans must equal at least the fair market value of the Common Stock on the date of grant. In the case of an optionee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company ("Substantial Stockholders"), the exercise price of Incentive Stock Options must be at least 110% of the fair market value of the Common Stock on the date of grant. The exercise price of all nonqualified stock options granted under the Incentive Plans shall be determined by the Compensation Committee. The term of any Incentive Stock Option granted under the Incentive Plans may not exceed ten years, or, for Incentive Stock Options granted to Substantial Stockholders, five years. The Incentive Plans may be amended or terminated by the Board of Directors, but no such action may impair the rights of a participant under a previously granted option.

     The Incentive Plans provide the Board of Directors or the Compensation Committee the discretion to determine when options granted thereunder shall become exercisable and the vesting period of such options. Upon termination of a participant's employment or relationship with the Company, options may be exercised only to the extent exercisable on the date of such termination (within three months), but not thereafter, unless termination is due to death or disability, in which case the options are exercisable within one year of termination.

     The Incentive Plans provide the Compensation Committee discretion to grant SARs to key employees, consultants and directors. Promptly after the exercise of an SAR, the holder shall be entitled to receive in cash, by check or in shares of Common Stock, an amount equal to the excess of the fair market value on the exercise date of the shares of Common Stock as to which the SAR is exercised over the base price of such shares, which shall be determined by the Compensation Committee.

     The Incentive Plans also provide the Compensation Committee discretion to grant to key persons shares of Restricted Stock subject to certain contingencies and restrictions as the Compensation Committee may determine.

     Furthermore, the 1996 Incentive Plan provides that upon a change in control of the Company, all previously granted options and SARs immediately shall become exercisable in full and all Restricted Stock immediately shall vest and any applicable restrictions shall lapse. The 1996 Incentive Plan defines a change of control as the consummation of a tender offer for 25% or more of the outstanding voting securities of the Company, a merger or consolidation of the Company into another corporation less than 75% of the outstanding voting securities of which are owned in aggregate by the stockholders of the Company immediately prior to the merger or consolidation, the sale of substantially all of the Company's assets other than to a wholly-owned subsidiary, or the acquisition by any person, business or entity other than by reason of inheritance of over 25% of the Company's outstanding voting securities. The change of control provisions of the 1996 Incentive Plan may operate as a material disincentive or impediment to the consummation of any transaction which could result in a change of control.

     As of December 31, 2001 a total of 6,844,832 options had been issued and were outstanding pursuant to the Incentive Plans. Each of the outstanding options has an exercise price at least equal to the fair market value of the Common Stock on the date of grant. As of December 31, 2001, there were no SARs outstanding and there have been three grants of Restricted Stock of 50,000 shares of Common Stock to three officers of the Company.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee participate in all deliberations concerning executive compensation. The Compensation Committee consists of Lt. Gen. Harry E. Soyster (Ret.), Dr. Steven A. Newman and Martin Eric Weisberg, Esq. No executive officer of the Company serves as a member of the board of directors or compensation committee of another entity, which has one or more executive officers who serve as a member of the Company's Board of Directors or Compensation Committee.

                     REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION


OVERVIEW AND PHILOSOPHY

         The Compensation Committee of the Board of Directors is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board of Directors, determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

         The objectives of the Company's executive compensation program are to:

            o         Support the achievement of desired Company performance

            o Provide compensation that will attract and retain superior talent and reward performance

         The executive compensation program provides an overall level of compensation opportunity that is competitive within the technology and software industries, as well as with a broader group of companies of comparable size and complexity.

EXECUTIVE OFFICER COMPENSATION PROGRAM

         The Company's executive officer compensation program is comprised of base salary, long-term incentive compensation in the form of stock options, specific performance-based bonuses and various benefits, including medical and pension plans generally available to employees of the Company.

BASE SALARY

         Base salary levels for the Company's executive officers are competitively set relative to companies in the technology industry. In determining salaries, the Committee also takes into account individual experience and performance and specific issues particular to the Company.

STOCK OPTION PROGRAM

         The stock option program is the Company's long-term incentive plan for providing an incentive to officers, directors, employees and others.

         The 1996 Incentive Plan, the 1997 Incentive Plan, 1999 Stock Incentive Plan and the 2000 Incentive Plan authorize the Compensation Committee to award officers, directors, employees and others stock options. Options granted under such Plans may be granted containing terms determined by the Committee, including exercise period and price; provided, however, that each Plan requires that exercise price may not be less than the fair market value of the Common Stock on the date of the grant and the exercise period may not exceed ten years, subject to further limitations.

BENEFITS

         The Company provides to executive officers, medical and pension benefits that generally are available to Company employees.

BONUS

         The Company provides to certain executive officers bonuses based on performance and/or a change of control of the Company. During fiscal 2001 none of the executive officers of the Company received any bonus compensation.

CHIEF EXECUTIVE OFFICER COMPENSATION

         In the case of Edward G. Newman, the Company's Chief Executive Officer, the Compensation Committee evaluates the performance of the Company, the improvement of the Company's financial position and the Chief Executive Officer's contributions to the Company and its growth as well as the considerations  impacting  the  compensation  of  executive  officers  generally described above. Mr. Newman is employed with the Company pursuant to a three-year employment agreement expiring on December 31, 2002. See "Employment Agreements". Except for payments due and owing to Mr. Newman under his employment agreement with the Company, Mr. Newman did not receive any compensation relating to his employment with the Company during fiscal year 2001. Based on Mr. Newman's leadership efforts and commitment to the Company, the Company's 2001 operating performance and the criteria described above, in addition to a base salary of $275,440, payment of non-accountable expenses and transportation allowances, unused vacation payouts and other miscellaneous compensation of $89,825, and options to purchase 240,384 shares of the Company's Common Stock, were granted to Mr. Newman by the Compensation Committee for the fiscal year ending December 31, 2001.

                                          Dr. Steven A. Newman
                                          Lt. Gen. Harry E. Soyster (Ret.)
                                          Martin Eric Weisberg, Esq.
                                          Members of the Compensation Committee

PERFORMANCE GRAPH

         Set forth below is a graph comparing the yearly change in the cumulative stockholder return on the Company's Common Stock with the Russell 2000 Index, the NASDAQ Composite Index and the Nasdaq Computer Manufacturing Index. The graph assumes that $100 was invested on December 31, 1996 in the Common Stock of the Company and in each index, and that all dividends were reinvested. No cash dividends have been declared on the Common Stock. The stockholder returns shown on the graph below are not necessarily indicative of future performance.

                            CUMULATIVE TOTAL RETURN
                          BEGINNING DECEMBER 31, 1996


                                 [GRAPH OMITTED]

                12/31/1996      12/31/1997      12/31/1998      12/31/1999      12/13/2000      12/31/2001
                ----------      ----------      ----------      ----------      ----------      ----------
Xybermaut
Corporation       $100.00         $75.00          $189.47         $226.32         $71.05          $100.21

Nasdaq US         $100.00        $122.48          $172.68         $320.89        $193.01          $153.15

Russell 2000      $100.00        $122.36          $119.25         $144.60        $140.23          $143.71

Nasdaq Computer
Manufacturing     $100.00        $120.83          $262.78         $557.80        $314.18          $216.53


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with the transactions described below, the Company did not secure an independent determination of the fairness and reasonableness of such transactions and arrangements with affiliates of the Company. In each instance described below, the disinterested directors (either at or following the time of the transaction) reviewed and approved the fairness and reasonableness of the terms of the transaction. The Company believes that each transaction was fair and reasonable to the Company and on terms at least as favorable as could have been obtained from non-affiliates. Transactions between any corporation and its officers and directors are subject to inherent conflicts of interest.

TECH INTERNATIONAL AND TECH VIRGINIA

     Since December 1992, the Company has maintained various business relationships with Tech International and since 1994, with Tech Virginia. Tech International operates a computer software and consulting business. Until December 30, 1994, Tech International's Virginia operations were conducted through its Virginia business unit. On December 30, 1994, Tech International spun-off the Virginia business unit (the "Spin-Off") as Tech Virginia, which was subsequently purchased by the Company. Edward G. Newman, a principal stockholder, director and the Chairman, President and Chief Executive Officer of the Company, Steven A. Newman, an Executive Vice President and Vice Chairman of the Board of Directors of the Company and Eugene J. Amobi, a director and Vice President of the Company, were the stockholders, and continue as officers and directors of Tech Virginia. Eugene J. Amobi is the sole director and stockholder of Tech International.

MANAGEMENT PERSONNEL AGREEMENTS WITH TECH VIRGINIA

     Messrs. Edward G. Newman, Steven A. Newman and Eugene Amobi each had employment agreements with Tech Virginia under which each of them was entitled to a salary and each was eligible to receive certain bonuses. The agreements with Messrs. Edward G. Newman and Steven A. Newman required each of them to devote only reasonable time and attention to Tech Virginia, provided their activities for Tech Virginia did not interfere with their obligations to the Company. Upon the acquisition of Tech Virginia by the Company, such employment agreements were terminated by agreement with Messrs. Newman, Newman, and Amobi. Messrs. Newman, Newman and Amobi have continued to provide services to Tech Virginia since the acquisition without contract but under similar terms and conditions as their terminated agreements.

LEGAL SERVICES

     The Company uses a member of its Board of Directors as its patent counsel. The Company had expenditures of $421,333, $174,468 and $239,598 during 2001, 2000 and 1999, respectively, in legal services payable to this Director. These amounts represent gross payments made by the Company and the counsel is responsible for all overhead, professional, administrative and other expenditures incurred by his law firm. The law firm bills the Company in accordance with its established standard billing rates used in the past with its other clients. During 2001, the Company represented the law firm's only significant client. The Director also serves as the Company's processing agent for payments made to various other domestic and international law firms and agencies used to file and maintain patents and trademarks. The director is paid only the amount that is passed through to these other law firms and agencies and pays administrative services related to these services. The Company made payments of $485,827, $266,026 and $224,377 during 2001, 2000 and 1999, respectively, to this Director's law firm related to services rendered by the Director's law firm as the Company's processing agent for all foreign patent and trademark filing and prosecution expenses. The Company's management believes that the relationship with this law firm is based on arms-length terms and conditions.

     The Company uses a law firm, in which an officer and member of its Board of Directors is a partner, for services related to financings, litigation, SEC filings and other general legal matters. The Company had expenditures of $392,524, $446,320 and $663,075 during 2001, 2000 and 1999, respectively, in legal services payable to this law firm. The law firm bills the Company in accordance with the established billing rates used with its other clients. As a result, the Company's management believes that the relationship with this law firm is based on arms-length terms and conditions.

     In 1999, the Company used a law firm, in which a former member of its Board of Directors was a partner, for services related to litigation and other general legal matters. The Company had expenditures of $218,687 during 1999 in legal services payable to this law firm. The law firm billed the Company in accordance with the established billing rates used with its other clients. As a result, the Company's management believes that the relationship with this law firm was based on arms-length terms and conditions.

OTHER RELATED TRANSACTIONS

     Two of the Company's executive officers were members of the board of directors of a former customer that purchased software products and consulting services from the Company. During 2001, this customer was forced to cease operations when its largest customer withheld payment for ongoing services. During 2001 and 2000, the Company recorded revenues on sales to this customer of $29,603 and $573,955, respectively. As of December 31, 2000, the Company had a $259,566 accounts receivable balance remaining from this customer. During 2001, the Company collected $259,333 from this customer, recorded an additional $29,603 in receivables and wrote off the remaining $29,836 balance. The Company billed this customer using the established billing rates used with its other customers. Additionally, the Company believes that the final payment received by the Company was commensurate with those received by other similar vendors of the customer. As a result, the Company's management believes that the relationship with this customer was based on arms-length terms and conditions.

     During 2000 and 1999, Xybernaut GmbH used a company to provide configuration and technical support services and a separate company to act as a distributor of the Company's hardware products. The executive officers of these two companies are the son and daughter-in-law of one of the Company's Senior Vice Presidents and member of its Board of Directors. During 2001, 2000 and 1999, the Company incurred expenses related to the technical support services totaling $0, $180,456 and $294,315, respectively. During 2001, 2000 and 1999, the Company recognized revenue related to distribution sales of its hardware products totaling $0, $313,843 and $14,500, respectively. During 2000, the Company terminated its relationship with these two companies and established a reserve of $108,856 against the accounts receivable balance owed by one of the companies. This balance was written off in 2001. The company that provided configuration and technical support services billed the Company using the established billing rates used with its other clients. Additionally, management periodically compared these billings against charges it would incur if these services were provided by a different provider. The agreement with the distributor was reached with similar terms and conditions provided to other resellers of the Company's products. As a result, the Company's management believes that the relationships with these companies were based on arms-length terms and conditions.

     Periodically, the Company has borrowed from, or made loans to, certain of its executive officers. During 1998, XSI loaned $64,254 to various officers to fund the purchase of XSI common stock. The notes accrued interest at 8.0% annually and required quarterly payments of interest. The outstanding principal and interest were repaid in full prior to the merger of Xybernaut and XSI in April 2000. On various dates during 1999, the Company borrowed $583,000 from several officers of the Company for general working capital purposes pursuant to non-interest bearing promissory notes or agreements. All of these borrowings had been repaid at December 31, 1999 except for $10,000, which was repaid in February 2000.

     Between November 2000 and February 2001, the Company loaned a net balance of $940,188 to the Company's President, Chief Executive Officer and Chairman of the Board of Directors. The proceeds were used to prevent a forced sale of a portion of this officer's personal common stock holdings of the Company that secured a margin loan from an investment bank. The loan was made pursuant to a Promissory Note that is secured by shares of the officer's personal common stock holdings of the Company and accrued interest at 8.0% per year. On December 31, 2001, the Company's Board of Directors increased the number of shares securing the loan from 200,000 shares to 250,000 shares, extended the maturity date from December 31, 2001 to December 31, 2002 and reduced the interest rate to 6.0%, reflective of a general decline in interest rates over this period. The outstanding principal and interest owed to the Company under this Promissory Note totaled $1,026,708 and $997,981 at December 31, 2001 and 2000,
respectively.

      --------------------------------------------------------------------

                                   PROPOSAL 2

                           APPROVAL OF THE 2002 STOCK
                                   OPTION PLAN
      --------------------------------------------------------------------

         As of March 22, 2002 there were 446,096 shares available for issuance under the Incentive Plans. Consequently, on April 29, 2002, the Board of Directors adopted, subject to stockholder approval at the Meeting, the Company's 2002 Stock Incentive Plan (the "2002 Plan"). The 2002 Plan is designed to provide an incentive to key employees (including directors and officers who are key employees), and to consultants and directors who are not employees of the Company and to offer an additional inducement in obtaining the services of such persons.

         The following summary of certain material features of the 2002 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 2002 Plan, a copy of which is set forth as Appendix A to this Proxy Statement.

SHARES SUBJECT TO THE STOCK INCENTIVE PLAN AND ELIGIBILITY

         The 2002 Plan authorizes the issuance of stock appreciation rights ("SARs") and the grant of options and restricted stock related to a maximum of 3,000,000 shares of the Company's Common Stock (subject to adjustment as described below) to key employees (including officers and directors who are key employees), and to consultants and directors who are not employees of the Company. Upon expiration, cancellation, termination or forfeiture of stock grants or options, the shares of the Common Stock subject thereto will again be available for grant under the 2002 Plan.

TYPE OF AWARD

         The following awards ("Awards") may be granted under the 2002 Plan: stock options which are either incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options which do not qualify as ISOs ("NQSOs"), SARs and Common Stock which may be subject to contingencies or restrictions. ISOs, however, may only be granted to employees. The Company makes no representations or warranties as to the qualification of any option as an "incentive stock option" under the Code.

ADMINISTRATION

         The 2002 Plan will be administered by a committee of the Board of Directors consisting of at least two members of the Board (the "Committee"). It is intended that each member of the Committee will be a "non-employee director" within the meaning of Rule 16b-3 (as the same may be in effect and interpreted from time to time, "Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). It is also intended that each member of the Committee will be an "outside director" within the meaning of Section 162(m) of the Code.

         Among other things, the Committee is empowered to determine, within the express limits contained in the 2002 Plan: the key employees, consultants and directors who shall be granted Awards; the type of Award to be granted; the times when an Award shall be granted; the number of shares of Common Stock to be subject to each Award; the term of each option and SAR; the date each option and SAR shall become exercisable; whether an option or SAR shall be exercisable in whole or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or SAR or installment thereof; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option and the base price of each SAR; the price, if any, to be paid for a share Award; the form of payment of the exercise price of an option; the form of payment upon exercise of an SAR; whether to restrict the sale or other disposition of a stock Award or the shares of Common Stock acquired upon the exercise of an option or SAR and, if so, to determine whether such contingencies and restrictions have been met and whether and under what conditions to waive any such contingency or restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option or SAR, the vesting of a stock Award or the shares acquired pursuant to the exercise of an option or SAR to the fulfillment of certain contingencies or restrictions, including without limitation, contingencies or restrictions relating to entering into a covenant not to compete, to financial objectives and/or to the period of continued employment of the Award holder, and to determine whether such contingencies or restrictions have been met; whether an Award holder is disabled; the amount, if any, necessary to satisfy the obligation to withhold taxes or other amounts; the fair market value of a share of Common Stock; with the consent of the Award holder, to cancel or modify an Award, pursuant to the terms of the Plan and the Code; to prescribe, amend and rescind rules and regulations relating to the Plan; and to approve any provision which under Rule 16b-3 requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders to be exempt (unless otherwise specifically provided herein). The Committee is also authorized to prescribe, amend and rescind rules and regulations relating to the 2002 Plan and to make all other determinations necessary or advisable for administering the 2002 Plan and to construe each contract ("Contract") entered into by the Company with an Award holder under the 2002 Plan.

Terms and Conditions of Options

         Options granted under the 2002 Plan will be subject to, among other things, the following terms and conditions:

         (a) The exercise price of each option will be determined by the Committee; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Common Stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

         (b) Options may be granted for terms determined by the Committee; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

         (c) The maximum number of shares of Common Stock for which options and SARs may be granted to an employee in any calendar year is 350,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

         (d) The exercise price of each option is payable in full upon exercise or, if the applicable Contract permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in shares of Common Stock or any combination thereof.

         (e) If eligible, an optionee who uses previously acquired shares of Common Stock to exercise a prior option granted under the Plan shall automatically be granted an option to purchase the same number of shares so used; provided, however, that the exercise price of the new option shall be the fair market value of the Common Stock on the date of grant of such new option; and further provided that if the prior option was an ISO and at the time the new option is granted, the optionee owns (or is deemed to own) more than 10% of the voting power of the Company, the exercise price of the new option shall be 110% of the fair market value of the Common Stock on the date of grant of such new option and its terms shall not exceed five years.

         (f) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by him or her (or by his or her legal representative).


TERMS AND CONDITIONS OF SARs

         SARs may be granted by the Committee, in its sole discretion, to key employees (including officers and directors who are key employees), consultants to, and outside directors of the Company. An SAR entitles the holder to be paid upon exercise, in cash, check or by shares of Common Stock, as determined by the Committee, the excess (if any) of the fair market value of the shares of Common Stock on the date of exercise over the base price of such shares. If the Contract so provides, such amount may be multiplied by a performance factor which meets the requirements of the Code. The base price is determined by the Committee upon grant, but it may not be less than the fair market value of the Common Stock on the grant date. The term of any SAR is determined by the Committee, but may not exceed ten years.

RESTRICTED STOCK AWARDS

         The Committee may from time to time, in its sole discretion, grant shares of Common Stock to key employees (including officers and directors who are key employees) of, or consultants to, the Company, which may be subject to such contingencies and restrictions as set forth in the applicable Contract. Upon issuance of the shares, the Award holder is considered to be the record owner of the shares and, subject to the contingencies and restrictions set forth in the Award, has all the rights of a shareholder. The shares shall vest in the Award holder when all of the restrictions and contingencies lapse. Accordingly, the Committee may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award holder, until the shares vest in the Award holder.

TERMINATION OF RELATIONSHIP

         Except as may otherwise be provided in the applicable Contract, if an Award holder's relationship with the Company as an employee or consultant is terminated for any reason (other than the death or disability of the Award holder), the option or SAR may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option or SAR. If an Award holder's relationship is terminated for any reason (including the death or disability of the Award holder), the Award shall cease any further vesting and the unvested portion shall be forfeited to the Company without consideration. If the relationship was terminated either for cause or without the consent of the Company, the option or SAR will terminate immediately. In the case of the death of a holder while an employee or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option or SAR, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option or SAR. Except as may otherwise be provided in the applicable Contract, an optionee whose relationship with the Company was terminated by reason of his or her disability may exercise the option or SAR, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option. The holder shall have no right to continue as an employee, consultant or director of the Company or interfere in any way with any right of the Company to terminate the holder's relationship to the Company at any time for any reason whatsoever without liability to the Company.

WITHHOLDING

         The Company may withhold cash and/or shares of Common Stock to be issued under an Award or upon exercise of an option or SAR, having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reasons of the grant, vesting, exercise or disposition of an Award or the disposition of underlying shares of Common Stock. Alternatively, the Company may require the Award holder to pay the Company such amount, in cash, promptly upon demand.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

         Appropriate adjustments will be made in the number and kind of shares available under the 2002 Plan, in the number and kind of shares subject to each outstanding option or SAR and the exercise or base prices of such options or SARs, any contingency based on the number or kind of shares and the maximum number of options and SARs that may be granted to an employee in any calendar year, in the event of any change in the Common Stock by reason of any stock dividend, spinoff, split-up, combination, reclassification, recapitalization, merger in which the Company is the surviving corporation, exchange of shares or the like. In the event of (a) the liquidation or dissolution of the Company, or (b) a merger in which the Company is not the surviving corporation or a consolidation, (c) any transaction (or series of related transactions) in which (i) more than 50% of the outstanding Common Stock is transferred or exchanged for other consideration or (ii) shares of Common Stock in excess of the number of shares of Common Stock outstanding immediately preceding the transaction are issued (other than to stockholder of the Company with respect to their shares of stock in the Company), any outstanding options or SARs and unvested restricted stock awards shall terminate upon the earliest of any such event, unless other provision is made therefor on the transaction.

DURATION AND AMENDMENT OF THE 2002 PLAN

         No ISO may be granted under the 2002 Plan after the ten year anniversary of the date of adoption of the 2002 Plan. The Board of Directors may at any time terminate or amend the 2002 Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would
(a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of Awards or increase the maximum number of options or SARs that may be granted to an employee in any year, (b) change the eligibility requirements for persons who may receive Awards or (c) make any change for which applicable law, regulation, ruling or interpretation by the applicable governmental agency or regulatory authority requires stockholder approval. No termination or amendment may adversely affect the rights of an Award holder with respect to an outstanding Award without the holder's consent.

FEDERAL INCOME TAX TREATMENT

         The following is a general summary of the federal income tax consequences under current tax law of options, SARs and restricted stock. It does not purport to cover all of the special rules, including special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the grant, vesting or disposition of an Award or the ownership or disposition of the underlying shares of Common Stock.

         An optionee will not recognize taxable income for federal income tax purposes upon the grant of an option or SAR.

         Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

         Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

         In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

         Upon the exercise of an SAR, the Award holder will recognize ordinary income in an amount equal to the amount payable by the Company upon such exercise, and the Company will generally be entitled to a deduction therefor.

         An employee, consultant or director who receives a grant of stock which is subject to a substantial risk of forfeiture will generally recognize ordinary income equal to the fair market value of the stock at the time the restriction lapses. Alternatively, the Award holder may elect to be taxed on the value of unrestricted stock at the time of grant. The Company is generally entitled to a deduction equal to the amount required to be included in income by the Award holder.

REQUIRED VOTE

         Approval of the 2002 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote on this proposal. If the 2002 Plan is not approved by Stockholders, the 2002 Plan will not be effective.

                The Board of Directors Recommends You Vote "FOR"
                           Approval of the 2002 Plan.

        ----------------------------------------------------------------
                                   PROPOSAL 3
                       APPOINTMENT OF INDEPENDENT AUDITORS
        ----------------------------------------------------------------

         Grant Thornton LLP served as the Company's independent auditors for the fiscal year ended December 31, 2001 and it is expected that Grant Thornton LLP will act in that capacity for the fiscal year ending December 31, 2002.

         It is proposed that the stockholders ratify the appointment by the Board of Directors of Grant Thornton LLP as independent auditors for the Company for the 2002 fiscal year. A representative of Grant Thornton LLP is expected to be present at the Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions from shareholders.

         Approval by the stockholders of the appointment of independent auditors is not required but the Board deems it desirable to submit this matter to the stockholders. If a majority of the Common Stock present and entitled to vote at the meeting should not approve the selection of Grant Thornton LLP, the selection of independent auditors will be reconsidered by the Board of Directors.

         AUDIT FEES

         Grant Thornton LLP billed us $133,632 for services rendered for the audit of our annual consolidated financial statements for fiscal 2001 included in our Form 10-K and the reviews of the financial statements included in our Forms 10-Q.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         For fiscal 2001, Grant Thornton LLP did not perform any services which directly or indirectly related to the operation of, or supervision of the operation of, our information systems or management of our local area network.

         ALL OTHER FEES

         For fiscal 2001, Grant Thornton LLP billed us $73,538 for services rendered for other services not covered above. These services primarily related to domestic and foreign tax consultation and compliance for the Company and its subsidiaries and services performed related to various registration statements filed with the Securities and Exchange Commission.


                        The Board of Directors Recommends
             That You Vote "FOR" the Ratification of the Appointment
                            of Grant Thornton LLP as
                       Independent Auditors of the Company

                              STOCKHOLDER PROPOSALS

         The Company intends to hold its 2003 Annual Meeting of Stockholders on or about June 3, 2003. Any stockholder proposal intended to be included in the Company's proxy statement and form of proxy for presentation at the 2003 Annual Meeting of Stockholders (the "2003 Meeting") pursuant to Rule 14a-8 ("Rule 14a-8"), as promulgated under the Securities Exchange Act of 1934, must be received by the Company not later than January 15, 2003. As to any proposals submitted for presentation at the 2003 Meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the 2003 Meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before March 31, 2003. However, even if such notice is timely received, such proxies nevertheless may be entitled to exercise discretionary authority on that matter to the extent permitted by the Securities and Exchange Commission regulations.

         Any stockholder proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company at 12701 Fair Lakes Circle, Fairfax, Virginia 22033.

                                  OTHER MATTERS

         Management does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                 By Order of the Board of Directors


                                 -----------------------------
                                 Martin Eric Weisberg
                                 Secretary

May ___, 2002

                                   APPENDIX A

                            2002 STOCK INCENTIVE PLAN

                                       of

                              XYBERNAUT CORPORATION


       1. PURPOSES OF THE PLAN. This stock incentive plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of XYBERNAUT CORPORATION, a Delaware corporation (the "Company"), or any of its Subsidiaries (as defined in Paragraph 18), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options which do not qualify as ISOs ("NQSOs"), stock appreciation rights ("SARs") and stock of the Company which may be subject to contingencies or restrictions (collectively, "Awards"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

       2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 11, the aggregate number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") for which Awards may be granted under the Plan shall not exceed 3,000,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 12, any shares of Common Stock subject to an option or SAR which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable or a restricted stock Award which for any reason is forfeited, shall again become available for the granting of Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

       3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors or a committee of the Board of Directors consisting of not less than two directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 (as defined in Paragraph 18) (collectively, the "Committee"). Unless otherwise provided in the By-laws of the Company or by resolution of the Board of Directors, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

           Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine: the key employees, consultants and directors who shall be granted Awards; the type of Award to be granted; the times when an Award shall be granted; the number of shares of Common Stock to be subject to each Award; the term of each option or SAR; the date each option or SAR shall become exercisable; whether an option or SAR shall be exercisable in whole or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or SAR or installment thereof; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option and the base price of each SAR; the price, if any, to be paid for a share Award; the form of payment of the exercise price of an option; the form of payment upon exercise of an SAR; whether to restrict the sale or other disposition of a stock Award or the shares of Common Stock acquired upon the exercise of an option or SAR and, if so, to determine whether such contingencies and restrictions have been met and whether and under what conditions to waive any such contingency or restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option or SAR, the vesting of a stock Award or the shares acquired pursuant to the exercise of an option or SAR to the fulfillment of certain contingencies or restrictions as specified in the contract referred to in Paragraph 10 hereof (the "Contract"), including without limitation, contingencies or restrictions relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 18), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or to the period of continued employment of the Award holder with the Company, any of its Subsidiaries or a Parent, and to determine whether such contingencies or restrictions have been met; whether an Award holder is Disabled (as defined in Paragraph 18); the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold taxes or other amounts; the Fair Market Value (as defined in Paragraph 18) of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the Award holder, to cancel or modify an Award, provided, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification, and further, provided, that in the case of a modification (within the meaning of
Section 424(h) of the Code) of an ISO, such Award as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision which under Rule 16b-3 requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders to be exempt (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any Award or Contract hereunder.

       4. OPTIONS

          (a) GRANT. The Committee may from time to time, consistent with the purposes of the Plan, grant options to such key employees (including officers and directors who are key employees) of, and consultants to, the Company or any of its Subsidiaries, and such Outside Directors, as the Committee may determine, in its sole discretion. Such options granted shall cover such number of shares of Common Stock as the Committee may determine, in its sole discretion, as set forth in the applicable Contract; provided, however, that the maximum number of shares subject to options or SARs that may be granted to any employee during any calendar year under the Plan (the "162(m) Maximum") shall be 350,000 shares; and further, provided, that the aggregate Fair Market Value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, of any of its Subsidiaries or of a Parent, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

          (b) EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the exercise price per share of an ISO shall not be less than the Fair Market Value of a share of Common Stock on the date of grant; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price per share of such ISO shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

          (c) TERM. The term of each option granted pursuant to the Plan shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the term of each ISO shall not exceed 10 years from the date of grant thereof; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall not exceed five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

          (d) EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its then principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due upon exercise if the Contract permits installment payments) (a) in cash or by certified check or (b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock having such value. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments, including any required withholding, have been made.

          The Committee may, in its sole discretion, permit payment of all or a portion of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

          An optionee entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or, in the case of uncertificated shares, until an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

          In no case may an option be exercised with respect to a fraction of a share of Common Stock. In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

          (e) RELOAD OPTIONS. An optionee who, at a time when he is eligible to be granted options under the Plan, uses previously acquired shares of Common Stock to exercise an option granted under the Plan (the "prior option"), shall, upon such exercise, be automatically granted an option (the "reload option") to purchase the same number of shares of Common Stock so used (or if there is not a sufficient number of shares available for grant under the Plan remaining, such number of shares as are then available). Such reload options shall be of the same type and have the same terms as the prior option (except to the extent inconsistent with the terms of the Plan); provided, however, that the exercise price per share of the reload option shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the reload option, and further, provided, that if the prior option was an ISO and at the time the reload option is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price per share shall be equal to 110% of the Fair Market Value of a share of Common Stock on the date of grant and the term of such option shall not exceed five years.

       5. STOCK APPRECIATION RIGHTS.

          (a) GRANT. The Committee may from time to time, consistent with the purposes of the Plan, grant SARs to such key employees (including officers and directors who are key employees) of, and consultants to, the Company or any of its Subsidiaries, and such Outside Directors, as the Committee may determine in its sole discretion. An SAR shall entitle the holder thereof to be paid, promptly after exercise, in cash, by check or with shares of Common Stock having an aggregate Fair Market Value on the date of exercise or any combination thereof, as determined by the Committee, in its sole discretion, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the shares of Common Stock as to which the SAR is exercised over the base price of such shares. The Contract may (but shall not be required to) provide for such amount to be multiplied by a performance factor as set forth in the Contract; provided, however, that such performance factor shall meet the requirements for "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

          (b) BASE PRICE. The base price of the shares of Common Stock subject to each SAR shall be determined by the Committee in its sole discretion; provided, however, that the base price per share shall not be less than the Fair Market Value of a share of Common Stock on the date of grant.

          (c) TERM. The term of each SAR granted pursuant to the Plan shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the term of each SAR shall not exceed 10 years from the date of grant. SARs shall be subject to earlier termination as provided in the Plan.

          (d) EXERCISE. An SAR (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its then principle office stating which SAR is being exercised and specifying the number of shares of Common Stock as to which such SAR is being exercised.

          The holder of an SAR who receives shares of Common Stock upon the exercise of an SAR shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or, in the case of uncertificated shares, until an entry is made on the books of the Company's transfer agent representing such shares.

          In no case may an SAR be exercised with respect to a fraction of a share of Common Stock.

       6. RESTRICTED STOCK. The Committee may from time to time, consistent with the purposes of the Plan, grant shares of Common Stock to such key employees (including officers and directors who are key employees) of, or consultants to, the Company or any of its Subsidiaries, as the Committee may determine, in its sole discretion. The grant may cover such number of shares as the Committee may determine, in its sole discretion, and require the Award holder to pay such price per share therefor, if any, as the Committee may determine, in its sole discretion. Such shares may be subject to such contingencies and restrictions as the Committee may determine, as set forth in the Contract. Upon the issuance of the stock certificate for a share Award, or in the case of uncertificated shares, the entry on the books of the Company's transfer agent representing such shares, notwithstanding any contingencies or restrictions to which the shares are subject, the Award holder shall be considered to be the record owner of the shares, and subject to the contingencies and restrictions set forth in the Award, shall have all rights of a stockholder of record with respect to such shares, including the right to vote and to receive distributions. Upon the occurrence of any such contingency or restriction, the Award holder may be required to forfeit all or a portion of such shares back to the Company. The shares shall vest in the Award holder when all of the restrictions and contingencies lapse. Accordingly, the Committee may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award holder, until the shares vest in the Award holder.

       7. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship with the Company, its Subsidiaries and Parent as an employee or a consultant has terminated for any reason (other than as a result of his death or Disability), the Award holder may exercise the options and SARs granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired; provided, however, that if such relationship is terminated either (a) for Cause (as defined in Paragraph 18), or
(b) without the consent of the Company, such option shall terminate immediately.

       For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company, any of its Subsidiaries or a Parent if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

       Except as may otherwise be expressly provided in the applicable Contract, options and SARs granted under the Plan shall not be affected by any change in the status of the Award holder so long as he continues to be an employee of, or a consultant to, the Company, or any of its Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

       Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship with the Company as an Outside Director ceases for any reason (other than as a result of his death or Disability) then options and SARs granted to such holder as an Outside Director may be exercised, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired; provided, however, that if such relationship is terminated for Cause, such Award shall terminate immediately. An Award granted to an Outside Director, however, shall not be affected by the Award holder becoming an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent.

       Except as may otherwise be expressly provided in the Contract, upon the termination of the relationship of an Award holder as an employee of, or consultant to, the Company, and its Subsidiaries and Parent, or as an Outside Director, for any reason (including his death or Disability), the share Award shall cease any further vesting and the unvested portion of such Award as of the date of such termination shall be forfeited to the Company for no consideration.

       Nothing in the Plan or in any Award granted under the Plan shall confer on any Award holder any right to continue in the employ of, or as a consultant to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the Award holder's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

       8. DEATH OR DISABILITY. Except as may otherwise be expressly provided in the applicable Contract, if an Award holder dies (a) while he is an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such relationship by reason of his Disability, the options and SARs that were granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 18) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

       Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship as an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent has terminated by reason of his Disability, the options and SARs that were granted to him as an employee of, or consultant to the Company or any of its Subsidiaries may be exercised, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

       Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship as an Outside Director terminates as a result of his death or Disability, the options and SARs granted to him as an Outside Director may be exercised, to the extent exercisable on the date of such termination, at any time within one year after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired. In the case of the death of the Award holder, the Award may be exercised by his Legal Representative.

       9. COMPLIANCE WITH SECURITIES LAWS. It is a condition to the issuance of any share Award and exercise of any option or SAR that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such grant or exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

       The Committee may require, in its sole discretion, as a condition to the receipt of an Award or the exercise of any option or SAR that the Award holder execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including, without limitation, that (a) the shares of Common Stock to be received under the Award or issued upon the exercise of the option or SAR are being acquired by the Award holder for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such Award holder will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Award holder shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

       In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to any Award or option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuing of shares of Common Stock thereunder, such Award may not be granted and such option or SAR may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

       10. AWARD CONTRACTS. Each Award shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the Award holder, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee. The terms of each Award and Contract need not be identical.

       11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding Award, the exercise price of each option, the base price of each SAR, any contingencies and restrictions based on the number or kind of shares, and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares which might otherwise be subject to Awards without payment therefor.

       In the event of (a) the liquidation or dissolution of the Company, (b) a merger in which the Company is not the surviving corporation or a consolidation, or (c) any transaction (or series of related transactions) in which (i) more than 50% of the outstanding Common Stock is transferred or exchanged for other consideration or (ii) shares of Common Stock in excess of the number of shares of Common Stock outstanding immediately preceding the transaction are issued (other than to stockholders of the Company with respect to their shares of stock in the Company) any outstanding options, SARs or unvested stock shall terminate immediately prior to the earliest of any such event, unless other provision is made therefor in the transaction.

       12. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on April 29, 2002. No ISO may be granted under the Plan after April 29, 2012. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code, or any change in applicable law, regulations, rulings or interpretations of any governmental agency or regulatory body; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 11, increase the maximum number of shares of Common Stock for which Awards may be granted under the Plan or the
162(m) Maximum, (b) change the eligibility requirements to receive Awards hereunder, or (c) make any change for which applicable law, regulation, ruling or interpretation by the applicable governmental agency or regulatory authority requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of any Award holder under an Award without his prior consent. The power of the Committee to construe and administer any Awards granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

       13. NON-TRANSFERABILITY. No option or SAR granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options and SARs may be exercised, during the lifetime of the Award holder, only by him or his Legal Representatives. Except as may otherwise be expressly provided in the Contract, a stock Award, to the extent not vested, shall not be transferable otherwise than by will or the laws of descent and distribution. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

       14.  WITHHOLDING  TAXES. The Company, a Subsidiary or Parent may withhold
(a) cash or (b) with the consent of the Committee, shares of Common Stock to be issued under a stock Award or upon exercise of an option or SAR having an aggregate Fair Market Value on the relevant date, or a combination of cash and shares having such value, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, any of its Subsidiaries or a Parent to withhold federal, state and local taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an Award, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand.

       15. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued under a stock Award or upon exercise of an option or SAR under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the Award holder with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

       The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock under a stock Award or upon the exercise of an option or SAR granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

       16. USE OF PROCEEDS. The cash proceeds received upon the exercise of an option, or grant of a stock Award under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

       17. SUBSTITUTIONS AND ASSUMPTIONS OF AWARDS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new Awards for prior options, SARs or restricted stock of a Constituent Corporation (as defined in Paragraph 18) or assume the prior options or restricted stock of such Constituent Corporation.

       18. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Cause" shall mean (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the Award holder and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement, and (ii) in all other cases, cause as defined by applicable state law.

          (b) "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which
Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Subsidiary or Parent of such corporation.

          (c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

          (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (e) "Fair Market Value" of a share of Common Stock on any day shall mean (i) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on Nasdaq, and (A) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on Nasdaq, or (B) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i), (ii) and (iii) of this subparagraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of a share of Common Stock shall be determined by the Board of Directors by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

          (f) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

          (g) "Nasdaq" shall mean the Nasdaq Stock Market.

          (h) "Outside Director" shall mean a person who is a director of the Company, but on the date of grant is not an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent.

          (i) "Parent" shall have the same definition as "parent corporation" in
Section 424(e) of the Code.

          (j) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as the same may be in effect and interpreted from time to time.

          (k) "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

       19. GOVERNING LAW; CONSTRUCTION. The Plan, the Awards and Contracts hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

       Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

       20. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

21. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person or by proxy and entitled to vote hereon at the next duly held meeting of the Company's stockholders at which a quorum is present. No Award granted hereunder may vest or be exercised prior to such approval; provided, however, that the date of grant of any Award shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before April 29, 2003, the Plan and any Awards granted hereunder shall terminate.

PROXY                                                                      PROXY

                              XYBERNAUT CORPORATION

                 (Solicited on behalf of the Board of Directors)

         The undersigned holder of Common Stock of XYBERNAUT CORPORATION, revoking all proxies heretofore given, hereby constitutes and appoints Edward G. Newman, Steven A. Newman and Martin E. Weisberg, and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of XYBERNAUT CORPORATION, to be held at the Waterford at Fair Oaks, 12025 Lee Jackson Memorial Highway, Fairfax, Virginia 22033 on June 18, 2002, at 9:30 A.M., and at any adjournments or postponements thereof.

         The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

         Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR Proposals 2, 3 and 4.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE


------------------    ---------------  PLEASE MARK YOUR CHOICE LIKE        |X|
  ACCOUNT NUMBER           COMMON       THIS IN BLUE OR BLACK INK:

                           Will attend the meeting [ ]

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL
                  LISTED NOMINEES AND FOR PROPOSALS 2, 3 AND 4

(1)    Election of four directors

                Class II
                --------

       Nominees:  Eugene J. Amobi
                  Philip E. Pearce
                  Lt. Gen. Harry E. Soyster (Ret.)
                  Dr. Edwin Vogt

       FOR all nominees listed                    WITHHOLD AUTHORITY to vote
 (except as marked to the contrary)              for all listed nominees above
             [  ]                                         [  ]

(Instruction: To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided above.)

                                              FOR      AGAINST       ABSTAIN
(2)  The Company's 2002 Stock  Incentive
     Plan,  which  provides  for  up  to
     3,000,000 shares of Common Stock to
     be   issued   to   key   employees,
     consultants  and  directors  of the
     Company.                                 [ ]        [ ]           [ ]


(3)  Ratifying the  appointment of Grant
     Thornton    LLP   as    independent
     auditors for the 2002 fiscal year.       [ ]        [ ]           [ ]

(4)  In their  discretion,  the  Proxies
     are  authorized  to vote  upon such
     other business as may properly come
     before the Annual Meeting.               [ ]        [ ]           [ ]



                                           Dated                    , 2002
                                                  ------------------

                                           -------------------------------

                                           -------------------------------
                                                      Signature(s)

                                           (Signatures  should  conform to names
                                           as  registered.   For  jointly  owned
                                           shares,  each owner should sign. When
                                           signing   as   attorney,    executor,
                                           administrator,  trustee,  guardian or
                                           officer of a corporation, please give
                                           full title.)

                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY